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                                                                    EXHIBIT 10.1

                                 WORKSCAPE, INC.

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

      AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of December 17, 1999 among ABS Capital Partners III, L.P. ("ABS"), Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., Warburg, Pincus Netherlands Equity Partners III, C.V. (collectively, "Warburg"), the individuals whose names and addresses appear from time to time on Schedule I hereto (collectively, the "Other Investors," and together with ABS and Warburg, the "Investors"), and Workscape, Inc., a Delaware corporation (the "Company").

                                    RECITALS

      WHEREAS, Warburg and certain of the Other Investors own shares of Series A Convertible Preferred Stock of the Company, par value $0.01 per share (the "Series A Preferred Stock); and

      WHEREAS, Warburg owns shares of Series B Convertible Preferred Stock of the Company, par value $0.01 per share (the "Series B Preferred Stock"), and shares of Series C Preferred Stock of the Company, par value $0.01 per share (the "Series C Preferred Stock"), and warrants to purchase shares of Class A Common Stock of the Company (the "Warrants"); and

      WHEREAS, certain of the Other Investors own shares of the Series A Preferred Stock and warrants to purchase Class B Common Stock, par value $0.01 per share, of the Company (the "Class B Common Stock"); and

      WHEREAS, ABS and Warburg, pursuant to the terms of a Stock Purchase Agreement, dated as of December 17, 1999 with the Company (the "Series D Purchase Agreement") agreed to purchase shares of the Series D Convertible Preferred Stock, par value $0.01 per share of the Company (the "Series D Preferred Stock", and together with the Series A Preferred Stock and Series B Preferred Stock, the "Convertible Preferred Stock"), of the Company; and

      WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the sale and purchase of Series D Preferred Stock under the Series D Purchase Agreement; and.

      WHEREAS, the Company, Warburg and the Other Investors are parties to that certain Registration Rights Agreement, dated as of February 2, 1999, as amended (the "Registration Rights Agreement"); and

      WHEREAS, the Company and the Investors desire to amend and restate the Registration Rights Agreement to define the registration rights of the Investors on the terms and subject to the conditions herein set forth;


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      NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

      1.    DEFINITIONS

      As used in this Agreement, the following terms have the respective meaning set forth below:

      Commission: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

      Common Stock: shall mean the Class A Common Stock, par value $.01 per share, of the Company;

      Exchange Act: shall mean the Securities Exchange Act of 1934, as amended;

      Holder: shall mean any holder of Registrable Securities;

      Initial Public Offering: shall mean the initial public offering of shares of Common Stock pursuant to a registration under the Securities Act;

      Person: shall mean an individual, partnership, limited liability company, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

      register, registered and registration: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

      Registrable Securities: shall mean (A) shares of Common Stock issuable upon conversion of the shares of the Convertible Preferred Stock or exercise of the Warrants, (B) any additional shares of Common Stock acquired by the Investors and (C) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Preferred Stock or Common Stock referred to in clause (A) or (B).

      Registration Expenses: shall mean all expenses incurred by the Company in compliance with Sections 2(a) and (b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

      security or securities: shall have the meaning set forth in Section 2(1) of the Securities Act;


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      Securities Act:  shall mean the Securities Act of 1933, as amended; and

      Selling Expenses: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000.

      2.    REGISTRATION RIGHTS

            (a)   Requested Registration.

                  (i) Number of Requests for Registration. After December 17, 2000, the Holders of at least 30% of the Series D Preferred Stock issued pursuant to the Series D Purchase Agreement (or Common Stock issued upon conversion thereof) may request that the Company file two registration statements under the Securities Act covering the Registrable Securities that are the subject of such request. In addition, the Holders of Registrable Securities (other than Registrable Securities issued upon conversion of the Series D Preferred Stock) may request that the Company file two registration statements under the Securities Act covering the Registrable Securities that are the subject of such request.

                  (ii) Request for Registration. If the Company shall receive from the applicable Holders a written request that the Company effect any registration with respect to all or a part of their Registrable Securities, the Company will:

                  (A) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                  (B) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under
            Section 2(a)(ii)(A) above; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2(a):

                        (1) If such registration would be the Initial Public
                  Offering, unless such request for registration is received from the Holders of at least 51% of the shares of Common Stock issued or issuable upon conversion of the Convertible Preferred Stock and exercise of the Warrants;


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                        (2)   Within 180 days following the Initial Public
                  Offering;

                        (3) In any particular jurisdiction in which the Company
                  would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                        (4) After the Company has effected the applicable number
                  of registrations set forth in Section 2(a)(i) above and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed; or

                        (5) If the Registrable Securities requested by all
                  Holders to be registered pursuant to such request do not have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of at least $10,000,000.

      The registration statement filed pursuant to the request of the Investors may, subject to the provisions of Section 2(a)(iii) below, include other securities of the Company which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration ("Other Stockholders").

      The registration rights set forth in this Section 2 may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be bound by all obligations of this Agreement).

                  (iii) Underwriting. If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a).

            If Other Stockholders request such inclusion, the Holders shall offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2. The Holders whose shares are to be included in such registration and the Company shall (together with all Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the requesting Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2(a), if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares held by such


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Holder), by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. Any shares that are thereby excluded from the underwriting shall be withheld from the market by the Holders thereof for a period (not to exceed 30 days prior to the effective date and 90 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. If any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  (iv) Company Deferral. If the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons and the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with a registration hereunder would require disclosure of such activity, transaction, preparation or negotiations and that such disclosure would be seriously detrimental to the Company, the Company shall have the right, by written notice to the Holders, (A) to defer the filing of such registration statement for a period of not more than 120 days after receipt of the request for such registration from the Holder or Holders requesting such registration; provided that during such time the Company may not file a registration statement for securities to be issued and sold for its own account or that of anyone other than the Holder or Holders requesting such registration, or (B) to withdraw a registration statement after filing and after such notice, but prior to the effectiveness thereof, provided that the Company shall bear all expenses incurred by such Holder or otherwise in connection with such withdrawn registration statement; and provided further that such right may not be exercised more than once in any twelve-month period. Such withdrawn registration statement shall not be counted in determining the number of registrations in which such Holder's securities have been included or in any other way adversely affect such Holder's rights hereunder.

                  (b)   Company Registration.

                  (i) If the Company shall determine to register any of its equity securities either for its own account or for the account of Other Stockholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:


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            (A) promptly give to each of the Holders a written notice thereof
      (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

            (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 2(b)(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities.

                  (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(A). In such event, the right of each of the Holders to registration pursuant to this Section 2(b) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose Registrable Securities are to be included in such registration shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Stockholders of the Company (other than Registrable Securities and other than securities held by holders who by contractual right demanded such registration ("Demanding Holders")) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and Demanding Holders shall be reduced, on a pro rata basis (based on the number of shares, calculated on a fully-diluted basis, held by such Holder), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Any shares that are thereby excluded from the underwriting shall be withheld from the market by the Holders thereof for a period (not to exceed 30 days prior to the effective date and 90 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.


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            (c) Form S-3. Following the Initial Public Offering, the Company
shall use its best efforts to qualify for registration on Form S-3 for secondary sales. After the Company has qualified for the use of Form S-3, Warburg and ABS shall have the right to request any number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such holders), subject only to the following:

            (i) The Company shall not be required to effect a registration pursuant to this Section 2(c) unless the requesting Holders propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of more than $5,000,000.

            (ii) The Company shall not be required to effect a registration pursuant to this Section 2(c) within 180 days of the effective date of the most recent registration pursuant to this Section 2.

            (iii) The Company shall not be required to effect a registration pursuant to this Section 2(c) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

      The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this Section 2(c) and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of
Section 2(a)(iii) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

            (d) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 2 shall be borne by the Company, and all Selling Expenses shall be born by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

            (e) Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                  (i) keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (A) such 120-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in


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      such registration in accordance with provisions in Section 2(j) hereof;
      and (B) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act in the registration statement;

                  (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

                  (iii) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (iv) furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and to the Holders participating in such registration, and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in such registration.

            (f)   Indemnification.

                  (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, and each underwriter, if any, and each person who controls any underwriter, with respect to each registration which has been effected pursuant to this Section 2, against all claims, losses, damages and liabilities (or actions in respect thereof) arising


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      out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriters specifically for use therein.

                  (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each Other Stockholder and each of their officers, directors, and partners, and each person controlling such Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

                  (iii) Each party entitled to indemnification under this
      Section 2f (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such


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      claim or any litigation resulting therefrom, shall be approved by the
      Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the reasonable fees and expenses of counsel shall be at the expense of the Indemnifying Party and the Indemnified Party in such action, in which case the reasonable fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (iv) If the Indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party an the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party of by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

                  (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time of the registration statement in question becomes effective or the amended prospectus filed with the Commission


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      pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

            (g) Information by the Holders. Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2. Notwithstanding anything to the contrary in this Agreement, any Holder that does not timely furnish such information to the Company shall not be entitled to participate in any registration hereunder.

            (h)   Rule 144 Reporting.

      With a view to making available the benefits of certain rules and regulations of the commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

                  (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                  (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and such reports and documents so filed thereunder as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

            (i) "Market Stand-off" Agreement. Each of the Holders agrees, if requested by the Company and an underwriter of equity securities of the Company, not to sell or otherwise transfer or dispose of any Registrable Securities held by such Holder during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that;

                  (i) such agreement only applies to the Initial Public Offering; and

                  (ii) all officers and directors of the Company enter into similar agreements. If requested by the underwriters, the Holders shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to any securities subject to the foregoing restriction until the end of said 180-day period. The provisions of this Section 2(i) shall be binding upon any transferee who acquires Registrable Securities.

            (j) Suspension of Sales. Upon receipt of written notice from the Company that a registration statement or prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a "Misstatement"), each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the 120-day period referred to in Section 2(e)(i) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement either has received the copies of the supplemented or amended prospectus or has been advised in writing by the Company that the use of the prospectus may be resumed.

            (k) Termination. The registration rights set forth in this Section 2 shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 (without giving effect to the provisions of Rule 144(k)).

      3.    MISCELLANEOUS

            (a) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

            (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state.

            (c) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

            (d)   Notices.

                  (i) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered or certified mail, postage prepaid:

                  (A) if to the Company, to 16 Tech Circle, Natick, Massachusetts 01760, Attention: President (facsimile:
            508-653-1279), or at such other address as it may have furnished in writing to the Investors;

                  (B) if to the Investors, at the address or facsimile number listed on Schedule I hereto, or at such other address or facsimile number as may have been furnished the Company in writing.

                  (ii) Any notice so addressed shall be deemed to be given; if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

            (e) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

            (g) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investors holding a majority of the then outstanding Registrable Securities. The foregoing notwithstanding, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose shares are being sold pursuant to a registration statement and that does not directly or indirectly affect the rights of other Holders of shares of Registrable Securities may be given by the Holders of a majority of the shares of Registrable Securities being sold.

            (h) Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

            (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                           [signature page follows]

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                  WORKSCAPE, INC.

                  By:   /s/ James G. Carlson
                        -------------------------------
                       Name:  James G. Carlson
                       Title: Chief Executive Officer

                  INVESTORS:

                  ABS CAPITAL PARTNERS III, L.P.
                  By: ABS Partners III, L.L.C.
                  Its:  General Partner

                  By:   /s/ Timothy T. Weglicki
                        -------------------------------
                       Name: Timothy T. Weglicki
                       Title: Managing Member

                  WARBURG, PINCUS EQUITY PARTNERS, L.P.
                  By: Warburg, Pincus & Co.,
                  Its:  General Partner

                  By:   /s/ Joel Ackerman
                        -------------------------------
                       Name:  Joel Ackerman
                       Title: Partner

                  WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.
                  By: Warburg, Pincus & Co.,
                  Its:  General Partner

                  By:   /s/ Joel Ackerman
                        -------------------------------
                       Name:  Joel Ackerman
                       Title: Partner

                  WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II, C.V.
                  By: Warburg, Pincus & Co.,
                  Its:  General Partner

                  By:   /s/ Joel Ackerman
                        -------------------------------
                       Name:  Joel Ackerman
                       Title: Partner

                  WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.
                  By: Warburg, Pincus & Co.,
                  Its:  General Partner

                  By:   /s/ Joel Ackerman
                        -------------------------------
                       Name:  Joel Ackerman
                       Title: Partner

                  /s/ James G. Carlson
                  -------------------------------
                  James G. Carlson

                  /s/ Timothy T. Clifford
                  -------------------------------
                  Timothy T. Clifford

                  s
                  /s/ Kenneth F. Phillips
                  -------------------------------
                  Kenneth F. Phillips

                  /s/ Salvatore Percia
                  -------------------------------
                  Salvatore Percia

                  /s/ Robert T. Barry
                  -------------------------------
                  Robert T. Barry

                  /s/ Richard P. Gallagher
                  -------------------------------
                  Richard P. Gallagher

                  /s/ Arthur T. Schultz
                  -------------------------------
                  Arthur T. Schultz

                                   SCHEDULE I

Name and Address of Investor

ABS Capital Partners III, L.P.
One South Street, 25th Floor
Baltimore, MD 21202
Attention:  Timothy Weglicki
Fax: (410) 895-4380


Warburg, Pincus Equity Partners, L.P.
466 Lexington Avenue
New York, NY 10017
Attention: Patrick T. Hackett
Fax: (212) 878-9361


Warburg, Pincus Netherlands Equity Partners I, C.V.
c/o Warburg, Pincus Equity Partners, L.P.
466 Lexington Avenue
New York, NY 10017
Attention: Patrick T. Hackett
Fax: (212) 878-9361


Warburg, Pincus Netherlands Equity Partners II C.V.
c/o Warburg, Pincus Equity Partners, L.P.
466 Lexington Avenue
New York, NY 10017
Attention: Patrick T. Hackett
Fax: (212) 878-9361


Warburg, Pincus Netherlands Equity Partners III, C.V.
c/o Warburg, Pincus Equity Partners, L.P.
466 Lexington Avenue
New York, NY 10017
Attention: Patrick T. Hackett
Fax: (212) 878-9361

James G. Carlson                    F. Selby Wellman
1763 Brookside Lane                 101 Richelieu Dr.
Vienna, VA 22182                    Cary, NC 27511


Timothy T. Clifford                 Richard C. Zoretic
41 Rolling Meadow Drive             2471 Oakton Hills Drive
Holliston, MA 01746                 Oakton, Virginia 22124


Salvatore Percia                    George W. Bickerstaff
10 Pamela Lane                      28 Sturges Commons
Sterling, MA 01564                  Wesport, CT  06880


Kenneth Phillips                    Sidney W. Stolz
189 Bacon Street                    2026 R Street, N.W.
Natick, MA 01760                    Washington, D.C. 20009


Robert T. Barry
23 Jefferson Road
Franklin, MA 02083

Richard P. Gallagher
24 Elizabeth Way
Easton, MA 02356

Arthur T. Schultz
5503 Dalys Way
Valrico, FL 33594

BEA Systems
2315 North First Street
San Jose, CA  95131

                      REGISTRATION RIGHTS AGREEMENT JOINDER

            As of the date set forth below, the undersigned is acquiring from Workscape, Inc., a Delaware corporation (the "Company"), 800,000 shares of the Class A Common Stock of the Company (the "Shares"). By execution of this Registration Rights Agreement Joinder, the undersigned agrees to become and shall be deemed a party to that certain Amended and Restated Registration Rights Agreement, dated as of December 17, 1999, by and among the Company and the stockholders of the Company identified therein (the "Registration Rights Agreement"). The undersigned shall have all rights, and shall observe all the obligations, applicable to an "Other Investor" as set forth in the Registration Rights Agreement. Please add the undersigned to the list of "Other Investors" set forth in Schedule I to the Registration Rights Agreement.

Dated: February 15, 2000              BEA Systems, Inc.


                                      By:     /s/ Robert S. Donohue
                                             ------------------------------
                                      Name:  Robert S. Donohue
                                      Title: Vice President and General Counsel


                                      Address:   2315 North First Street
                                                 San Jose, California  95131

                                      Telephone: (408) 570-8000


Agreed to as of
February 15, 2000:

Workscape, Inc.

By:     /s/ James G. Carlson
       ---------------------------
Name: James G. Carlson
Title:Chairman and Chief Executive Officer

                      REGISTRATION RIGHTS AGREEMENT JOINDER

            As of the date set forth below, the undersigned is acquiring from Workscape, Inc., a Delaware corporation (the "Company"), 45,000 shares of the Class A Common Stock of the Company (the "Shares"). By execution of this Registration Rights Agreement Joinder, the undersigned agrees to become and shall be deemed a party to that certain Amended and Restated Registration Rights Agreement, dated as of December 17, 1999, by and among the Company and the stockholders of the Company identified therein (the "Registration Rights Agreement"). The undersigned shall have all rights, and shall observe all the obligations, applicable to an "Other Investor" and an "Investor" as set forth in the Registration Rights Agreement. Please add the undersigned to the list of "Other Investors" set forth in Schedule I to the Registration Rights Agreement.

Dated: February 24, 2000              /s/ Richard Zoretic
                                      ----------------------------------------
                                      Richard Zoretic

                                      Address:   2471 Oakton Hills Dr.
                                                 Oakton, VA 22124
                                      Fax:       703-255-9543
                                      Telephone: 703-255-4706




AGREED TO AS OF
FEBRUARY 24, 2000:

Workscape, Inc.

By:     /s/ James G. Carlson
       ---------------------------
Name: James G. Carlson
Title:Chairman and Chief Executive Officer

                      REGISTRATION RIGHTS AGREEMENT JOINDER

            As of the date set forth below, the undersigned is acquiring from Workscape, Inc., a Delaware corporation (the "Company"), 40,000 shares of the Class A Common Stock of the Company (the "Shares"). By execution of this Registration Rights Agreement Joinder, the undersigned agrees to become and shall be deemed a party to that certain Amended and Restated Registration Rights Agreement, dated as of December 17, 1999, by and among the Company and the stockholders of the Company identified therein (the "Registration Rights Agreement"). The undersigned shall have all rights, and shall observe all the obligations, applicable to an "Other Investor" and an "Investor" as set forth in the Registration Rights Agreement. Please add the undersigned to the list of "Other Investors" set forth in Schedule I to the Registration Rights Agreement.

Dated: February 24, 2000              /s/ George W. Bickerstaff
                                      ----------------------------------------
                                      George W. Bickerstaff

                                      Address:   28 Sturges Commons
                                                 Westport, CT 06880
                                      Fax:       203-255-3514
                                      Telephone: 203-254-1682


AGREED TO AS OF
FEBRUARY 24, 2000:

Workscape, Inc.

By:     /s/ James G. Carlson
       ---------------------------
Name: James G. Carlson
Title:Chairman and Chief Executive Officer

                      REGISTRATION RIGHTS AGREEMENT JOINDER

            As of the date set forth below, the undersigned is acquiring from Workscape, Inc., a Delaware corporation (the "Company"), 200,000 shares of the Class A Common Stock of the Company (the "Shares"). By execution of this Registration Rights Agreement Joinder, the undersigned agrees to become and shall be deemed a party to that certain Amended and Restated Registration Rights Agreement, dated as of December 17, 1999, by and among the Company and the stockholders of the Company identified therein (the "Registration Rights Agreement"). The undersigned shall have all rights, and shall observe all the obligations, applicable to an "Other Investor" and an "Investor" as set forth in the Registration Rights Agreement. Please add the undersigned to the list of "Other Investors" set forth in Schedule I to the Registration Rights Agreement.

Dated: February 24, 2000              /s/ F. Selby Wellman
                                      ----------------------------------------
                                      F. Selby Wellman

                                      Address:   101 Richelieu Dr.
                                                 Cary, NC 27511
                                      Fax:       919-392-2299
                                      Telephone: 919-468-3344



AGREED TO AS OF
FEBRUARY 24, 2000:

Workscape, Inc.

By:     /s/ James G. Carlson
       ---------------------------
Name: James G. Carlson
Title:Chairman and Chief Executive Officer

                      REGISTRATION RIGHTS AGREEMENT JOINDER

            As of the date set forth below, the undersigned is acquiring from Workscape, Inc., a Delaware corporation (the "Company"), 30,000 shares of the Class A Common Stock of the Company (the "Shares"). By execution of this Registration Rights Agreement Joinder, the undersigned agrees to become and shall be deemed a party to that certain Amended and Restated Registration Rights Agreement, dated as of December 17, 1999, by and among the Company and the stockholders of the Company identified therein (the "Registration Rights Agreement"). The undersigned shall have all rights, and shall observe all the obligations, applicable to an "Other Investor" and an "Investor" as set forth in the Registration Rights Agreement. Please add the undersigned to the list of "Other Investors" set forth in Schedule I to the Registration Rights Agreement.

Dated: March 6, 2000                  /s/ Sidney W. Stolz
                                      ----------------------------------------
                                      Sidney W. Stolz

                                      Address:   2026 R Street, N.W.
                                                 Washington, D.C. 20009

                                      Fax:
                                      Telephone:


AGREED TO AS OF
March 6, 2000:

Workscape, Inc.

By:     /s/ James G. Carlson
       ---------------------------
Name: James G. Carlson
Title:Chairman and Chief Executive Officer